Exhibit 10.83

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

FIRST AMENDMENT TO LICENSE AGREEMENT

This Amendment to License Agreement (“Amendment”) is made effective as of May 19. 2005 (the “Effective Date”) by and between Japan Tobacco Inc., a Japanese corporation having a principal place of business at JT Bldg. 2-1, Toranomon 2-chome, Minato-ku, Tokyo 105-8422, Japan (hereinafter, “JT”), and Gilead Sciences, Inc., a corporation having a principal place business at 333 Lakeside Drive, Foster City, California, U.S.A. (hereinafter, “GILEAD”).

RECITALS

WHEREAS, JT and GILEAD have previously entered into a License Agreement dated March 22, 2005 relating to JTK-303 (the “Agreement”).

WHEREAS, JT and GILEAD desire to amend certain terms of the Agreement

NOW THEREFORE, based on the foregoing premises and the mutual covenants and obligations set forth below, the parties agree as follows:

1.     Amendments

A.     Section 6.4(a)     Section 6.4(a) of the Agreement shall be amended and restated as follows:

“In the event that either Party obtains from a Third Party a license to Patents, Know-How and/or a trademark that is necessary for, or actually used during the Term in, the Party’s Development or Commercialization of a Product, such Party shall, subject to Section 6.4(b), use its commercially reasonable efforts to include in such license aright to grant a sublicense on the same terms and conditions to the other Party solely to support the license grants contained in Sections 6.1 and 6.2.”

B.     Section 16.1     Section 16.1 of the Agreement shall be amended and restated as follows:

“16,1.       Entire Agreement; Amendment.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

(a)       This Agreement, including the Schedules attached hereto and incorporated herein, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties with respect to the subject matter hereof and supersedes and terminates all prior agreements and understandings between the Parties, except for the Confidential Disclosure Agreements and Material Transfer Agreements with respect to such subject matter, as amended pursuant to Section 16.1(b) hereof.

(b)       The Confidential Disclosure Agreements (other than the Confidential Disclosure Agreement dated February 1, 2005 (Gilead as recipient with respect to JTK-403)) and the Material Transfer Agreements are hereby considered amended to the extent necessary to provide that, notwithstanding any provision in such agreements to the contrary, any information and materials provided by one Party to the other Party pursuant to the Confidential Disclosure Agreements or the Material Transfer Agreements may be used by a Party to fulfill any obligation or to pursue any rights such Party has under this Agreement, including without limitation for the Development of Products.

(c)       Except for the Confidential Disclosure Agreements and Material Transfer Agreements, there are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties with respect to the subject matter hereof other than as are set forth in this Agreement. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.”

C.     Section 16.6     Section 16.6 of the Agreement shall be amended and restated as follows:

“Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other Party, except that, subject to Section 16.7, a Party may make such an assignment or transfer without the other Party’s consent to the assigning Party’s Affiliates or to its successor to all or substantially all of the business of such Party in the field to which this Agreement relates (whether by merger, sale of stock, sale of assets or other transaction), provided that any such successor (other than an Affiliate) shall, in a writing reasonably acceptable to the other Party, expressly assume performance of such rights or obligations. The JT Technology and the Gilead Technology shall exclude any intellectual property held or developed by such a successor of the relevant Party not in connection with Compound or Products. Any such assignment shall be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 16.6 shall be null and void.”

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

2.     The Parties have each designated the three representatives to serve on the Joint Committee, one representative to serve as Alliance Manager and the three representatives to serve on the IP subcommittee, respectively, named on Schedule 2.2, Schedule 2.3 and Schedule 9.2, attached hereto.

3.     Defined Terms

Unless otherwise defined herein, all of the capitalized terms used in this Amendment shall have the respective meanings ascribed to them in the Agreement

4.     Effect

Except as expressly amended by this Amendment, the Agreement remains in full force and effect.

5.     Governing Law

This Amendment shall be governed and construed in accordance with the substantive laws of the State of New York and the federal law of the United States of America.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date.

JAPAN TOBACCO INC.		GILEAD SCIENCES, INC.

BY:	/s/ Noriaki Okubo	BY:	/s/ John F. Millingan

NAME: Noriaki Okubo		NAME: John F. Milligan, Ph.D.

TITLE: President, Pharmaceutical Business		TITLE: Executive Vice President & CFO

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULE 2.2

Members of the Joint Committee

Gilead:

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JT:

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULE 2.3

Alliance Managers

Gilead:

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JT:

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULE 9.2

IP subcommittee members

Gilead:

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JT:

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